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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): June 30, 1999

                             Carolina Fincorp, Inc.
                   ---------------------------------------
             (Exact name of registrant as specified in its charter)



      North Carolina              000-21701               56-1978449
----------------------------     ------------            ------------
(State or other jurisdiction            (Commission         (IRS Employer
  of incorporation)                     File Number)        Identification No.)





                            115 South Lawrence Street
                        Rockingham, North Carolina 28380
                        --------------------------------
                    (Address of principal executive offices)





Registrant's telephone number, including area code:  (910) 997-6245


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On June 30, 1999, the Board of Directors of Carolina Fincorp, Inc. (the "Registrant") adopted an amendment to Article 3, Section 3 of its Bylaws concerning the process for submitting nominations of persons to be elected as members of Registrant's Board of Directors. The amendment will allow a shareholder to deliver in writing to the Secretary of Registrant nominations for the Board of Directors not less than fifty (50) or more than ninety (90) days prior to the date of the annual meeting, provided that no less than sixty (60) days notice of the annual meeting is delivered to the shareholders. If less than sixty (60) days notice of the annual meeting is delivered to the shareholder, a shareholder shall be allowed to submit nominations within ten (10) days after the date notice is mailed. A copy of the amended Section 3 of the Bylaws is attached hereto as Exhibit 3(ii).
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         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CAROLINA FINCORP, INC.


Date: June 30, 1999                           By:  /s/ R. Larry Campbell
                                                   ---------------------
                                                    R. Larry Campbell, President
                                                    and Chief Executive Officer
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                          EXHIBIT INDEX


     Exhibit No.          Description
     -----------          -----------
        3(ii)             Amendment to Registrant's Bylaws adopted June 30, 1999